UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005 (July 18, 2005)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350

(Address of principal executive offices) (Zip Code)

(317) 594-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

John C. Elbin has been appointed Chief Financial Officer of the Company, effective July 18, 2005. Mr. Elbin, age 52, held the positions of Vice President, Chief Financial Officer and Secretary, and served as a member of the Board of Directors, of Lilly Industries, Inc., a specialty chemical company, from 1997 to 2001. Prior thereto, he served as Senior Vice President and Chief Financial Officer of Pet, Incorporated, a consumer packaged food company, from 1990 to 1995. Upon the sale of Lilly Industries, Inc. in 2001, Mr. Elbin retired until joining the Company. Mr. Elbin does not have any family relationships with any of the current directors or officers of the Company. Mark A. Varner, the Company’s interim Chief Financial Officer has resumed his duties as the Company’s Vice President-Corporate Controller.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 21, 2005	MARSH SUPERMARKETS, INC.
	By:	/s/ P. Lawrence Butt
	Name:	P. Lawrence Butt
	Title:	Secretary